UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15 (d) of The Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): May 23, 2005

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                          THE CHILDREN'S INTERNET, INC.
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             (Exact name of registrant as specified in its charter)


             NEVADA                     000-29611               20-1290331
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(State or other jurisdiction           (Commission            (IRS Employer
       of incorporation)               file number)        Identification No.)


                       5000 Hopyard Road, SUITE 320
                               Pleasanton, CA                       94588
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                (Address of principal executive offices)         (Zip Code)


       Registrant's telephone number, including area code: (925) 737-0144



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          (Former name or former address, if changes since last report)

ITEM 8.01. OTHER EVENTS.

On May 23, 2005 The Children's Internet, Inc. issued a press release. The press release is attached hereto as Exhibit 99.1 to this Form 8-K.


Item 9.01   Financial Statements and Exhibits.

(c) Exhibits.

Press release dated May 23, 2005


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                The Children's Internet, Inc.
                                                -------------------------------
                                                 (Registrant)


                                                By: /s/Sholeh Hamedani
Date: May 23, 2005                              -------------------------------
                                                    Sholeh Hamedani, President,
                                                    CEO and Director